Exhibit 99.4

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                                                                 EXECUTION COPY
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               OMNIBUS GAS TRANSPORTATION AND BALANCING AGREEMENT


     This Omnibus Gas Transportation and Balancing Agreement (this "Agreement") is made and entered into as of the 22nd day of March, 2007 between the LONG ISLAND LIGHTING COMPANY d/b/a LIPA and the LONG ISLAND POWER AUTHORITY (the "Authority" and collectively with LIPA, "LIPA") and KEYSPAN CORPORATION, KEYSPAN GAS EAST CORPORATION d/b/a KEYSPAN ENERGY DELIVERY LONG ISLAND ("KEDLI"), and KEYSPAN ENERGY TRADING SERVICES LLC ("KETS") (collectively "KeySpan"). LIPA and KeySpan are collectively referred to as "Parties" or individually referred to as a "Party".

                                   WITNESSETH

     WHEREAS, KeySpan Corporation and LIPA are party to that certain Agreement and Plan of Merger dated as of June 26, 1997 (the "1997 Plan of Merger"), which 1997 Plan of Merger included, in Section 8 of Schedule F to the Plan of Merger, an obligation on the part of KeySpan Corporation and its subsidiaries to provide interruptible gas transportation services to then existing generation units (the "Legacy Plants"), and to New Generation (as defined herein) (regardless of who owns it) above a mutually agreeable MW threshold at a rate of $0.19 per dekatherm, adjusted only for any system capital improvements specifically required which will be charged on a cost-based, return on rate base basis, using KeySpan's cost of capital for its gas systems, the pricing to be continued for a period of eleven and one half (11.5) years after the completion of the acquisition described in the 1997 Plan of Merger; and

     WHEREAS, KeySpan Corporation, KEDLI and LIPA are party to a letter agreement regarding property taxes and a $0.19 gas transportation rate, dated May 10, 2000 (the "Gas Transportation Rate Letter Agreement") in which the parties set the MW threshold above which new generation would qualify for the $0.19 per dekatherm fully interruptible gas transportation rate at 49.9 MW; and

     WHEREAS, KEDLI and LIPA have agreed to eliminate the MW threshold to qualify for the $0.19 per dekatherm fully interruptible gas transportation rate; and

     WHEREAS, KEDLI and LIPA are party to certain service agreements for non-core transportation service for electric generation (the "Gas Transportation Agreements"); and

     WHEREAS, LIPA and KeySpan and, as applicable, certain of their respective Affiliates, are entering into an Amendment to the Amended and Restated Management Services Agreement (the "MSA Amendment"), an Agreement and Waiver (the "Waiver Agreement"), a Second Option and Purchase and Sale Agreement (the "Second Option Agreement") and certain other related agreements referred to therein, each dated as of March 22, 2007 (collectively, the "National Grid Agreements"); and

     WHEREAS, on February 25, 2006 National Grid plc ("National Grid"), National Grid US8 Inc. and KeySpan Corporation entered into a certain Agreement and Plan of Merger (the "Merger Agreement") pursuant to which National Grid US8 Inc., a wholly-owned subsidiary of National Grid, will merge with and into KeySpan Corporation, with KeySpan Corporation as the surviving entity (the "Merger"), subject to the terms and conditions of the Merger Agreement; and

     WHEREAS, as provided in the Waiver Agreement, in consideration for LIPA entering into the Agreement and Waiver, KeySpan has agreed to enter into this Agreement extending certain gas transportation arrangements, as hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:

Section 1         Legacy Plants.
                  ------------

     Subject to the effectiveness of this Agreement, as set forth in Section 3 hereof, the relevant provisions of Section 8 of Schedule F to the Plan of Merger and the Gas Transportation Rate Letter Agreement are hereby extended from November 27, 2009 to May 28, 2013, and KeySpan shall provide fully interruptible gas transportation for the Legacy Plants at a rate of $0.19 per dekatherm (exclusive of system reinforcement costs and applicable revenue taxes) (the "$0.19 Rate").

Section 2         Fast Track Electric Generating Units and New Generation.
                  -------------------------------------------------------

     2.1 Gas Transportation Rate. Beginning on the Effective Date, as hereinafter defined, and continuing to May, 28, 2013, KeySpan shall provide fully interruptible gas transportation services, if so elected by LIPA, at the rate of $0.19 per dekatherm (exclusive of system reinforcement costs and applicable revenue taxes, and charge for unauthorized use) ("$0.19 FTU Rate") for (i) all FTUs, as hereinafter defined (the "Eligible FTUs"), and (ii) the first 1500 MW of generation (not covered in paragraph (i) above) owned or under contract to LIPA within KEDLI's service territory and entering service prior to May 28, 2013 (the "New Generation").

     2.2 Gas Balancing Services. KeySpan shall provide gas balancing services for the Eligible FTUs and the New Generation as may be required. The Eligible FTUs and the New Generation shall be subject to the imbalance cash-out obligations set forth on Attachment A hereto. A hypothetical example of a monthly cash-out is set forth in Attachment B. Gas transportation nomination and scheduling procedures for the Eligible FTUs and the New Generation shall be as agreed for each such facility from time to time.

     2.3 FTUs. For the purposes of this Agreement, FTU's eligible for the $0.19 FTU Rate include the following electric power generation facilities:


  Location                                      Owner                     Number of generator                      MW per Unit
                                                                          installed ("Units")
Glenwood, NY                                   KeySpan                       Two (2) Units                         39.5 MW each

Port Jefferson, NY                             KeySpan                       Two (2) Units                         39.5 MW each


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


Edgewater, NY                                  PPL                           Two (2) Units                         39.5 MW each

Far Rockaway, NY (Bayswater)                   FPL                           One (1) Unit                          54 MW

Bethpage, NY                                   Calpine                       One (1) Combined Cycle Unit           79.9 MW

Far Rockaway, NY (Jamaica Bay)                 FPL                           One (1) Unit                          54 MW

Freeport, NY                                   Equus                         One (1) Unit                          49 MW

Babylon, NY                                    Pinelawn                      One (1) Combined Cycle Unit           79.9 MW


Section 3         Effectiveness of Agreement.
                  ---------------------------

     This Agreement shall become legally binding and effective only upon satisfaction of each of the following conditions precedent (the date upon which all such conditions are satisfied, being the "Effective Date"):

     (a) Approvals reasonably satisfactory to National Grid and LIPA from the New York State Comptroller and the New York State Attorney General (as to form) of this Agreement and each of the National Grid Agreements shall have been obtained and be in full force and effect;

     (b) Each of the 2006 Agreements shall have become effective pursuant to their respective terms and be in full force and effect; and

     (c)  The Merger shall have been consummated.

Section 4         New York State Public Service Commission
                  ----------------------------------------

     Notwithstanding any provision to the contrary in this Agreement, should the New York State Public Service Commission ("NYSPSC") object to any of the terms herein, such provisions may be subject to change and the parties agree to be bound by the NYSPSC determinations and directives.

Section 5         Notices.
                  -------


     All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed to have been duly given or made if (i) sent by registered or certified mail, return receipt requested, or
(ii) hand delivered, or (iii) by facsimile, or (iv) sent by prepaid overnight carrier, with a record of receipt, to the Parties at the following addresses (or at such other addresses as shall be specified by the Parties by like notice):

         (a) if to LIPA:          Long Island Power Authority
                                  333 Earle Ovington Blvd, Suite 403
                                  Uniondale, NY 11553
                                  Attn: General Counsel



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         (b) if to KeySpan:       KeySpan
                                  Corporation One MetroTech
                                  Center Brooklyn, New York
                                  11201 Attn: John J. Bishar,Jr.

Each notice or communication shall be deemed to have been given on the date received.

Section 6         Headings.
                  --------

     The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Amendment.

Section 7         Miscellaneous.
                  -------------

     7.1 This Agreement, together with Attachment A, shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns and are not intended to confer upon any other person, any rights or remedies hereunder or thereunder and may be executed in two or more counterparts which together shall constitute a single agreement.

     7.2 Except as expressly modified by this Agreement, all of the terms and provisions of (i) the Fuel Management and Bidding Services Agreement, dated as of November 24, 2004, as amended, (ii) Section 8 of Schedule F to the 1997 Plan of Merger, (iii) the Gas Transportation Rate Letter Agreement, and (iv) the Gas Transportation Agreements shall remain unmodified and in full force and effect.

Section 8         Governing Law.
                  -------------

     This Agreement shall be governed by and construed in accordance with the law of the State of New York (without giving effect to conflict of law principles) as to all matters, including but not limited to matters of validity, construction, effect, performance and remedies. THE PARTIES HERETO AGREE THAT VENUE IN ANY AND ALL ACTIONS AND PROCEEDINGS RELATED TO THE SUBJECT MATTER OF THIS AMENDMENT SHALL BE IN THE STATE COURTS IN AND FOR NASSAU COUNTY, NEW YORK OR THE FEDERAL COURTS IN AND FOR THE EASTERN DISTRICT OF NEW YORK, WHICH COURTS SHALL HAVE EXCLUSIVE JURISDICTION FOR SUCH PURPOSE, AND THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS AND IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING. SERVICE OF PROCESS MAY BE MADE IN ANY MANNER RECOGNIZED BY SUCH COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.


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


Section 9         Assignment.
                  ----------

     Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either of the Parties hereto without the prior written consent of the other Party and any attempt by a Party to make any such assignment without such prior written consent shall be null and void. No Party shall be relieved of any liability arising hereunder in respect of any assignment pursuant to this Section, unless such assignor has received a written release expressly excepting such assignor from any liability that may arise hereunder.

Section 10        Waiver; Amendment.
                  ------------------

     No waiver by any Party hereto of any term, condition or obligation of this Agreement shall be valid unless in writing and signed by the waiving Party. No failure or delay by either Party hereto at any time to require the other Party hereto to perform strictly in accordance with the terms hereof shall preclude such Party from requiring performance by such other Party hereto at any later time. No waiver of any one or several of the terms, conditions or obligations of this Agreement, and no partial waiver thereof, shall be construed as a waiver of any of the other terms, conditions or obligations of this Agreement. This Agreement may not be amended, changed or modified in any fashion except by written instrument signed by each of the Parties hereto.

                             Signatures on Next Page










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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                                      KEYSPAN CORPORATION


                                      By: /s/John J. Bishar Jr.
                                          ---------------------
                                          Name:  John J. Bishar Jr.
                                          Title: Executive Vice President

                                      KEYSPAN GAS EAST  CORPORATION
                                      d/b/a KEYSPAN  ENERGY  DELIVERY
                                      LONG ISLAND

                                      By: /s/Alfred C. Bereche
                                          --------------------
                                          Name:  Alfred C. Bereche
                                          Title: Assistant Secretary

                                      KEYSPAN ENERGY TRADING SERVICES LLC

                                      By: /s/John J. Bishar Jr.
                                          ---------------------
                                          Name:  John J. Bishar Jr.
                                          Title: Executive Vice President

                                      LONG ISLAND LIGHTING COMPANY
                                      d/b/a LIPA


                                      By: /s/Richard M. Kessel
                                          --------------------
                                          Richard M. Kessel
                                          CEO & President




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



                                  Attachment A
                        Gas Balancing Cash-Out Structure


The Parties intend that the total quantity of natural gas (net of Lost and Unaccounted for gas (as defined in KEDLI's tariff)) delivered by LIPA to KEDLI each gas day for transportation to the Eligible FTUs and the New Generation (collectively, the "Facilities") will, collectively, equal the quantity of gas delivered by KeySpan for consumption at the Facilities. Any difference between the net quantity delivered by LIPA to KeySpan and the quantity delivered by KeySpan to the Facilities for such gas day is defined for the purposes of this Agreement as the "Daily Operational Imbalance". The sum of all unresolved Daily Operational Imbalances at any given time is defined for purposes of this Agreement as the "Cumulative Operational Imbalance". The Parties shall eliminate such Daily Operational Imbalance and Cumulative Operational Imbalance pursuant to this Attachment A.

During each month, KeySpan will allow a Cumulative Operational Imbalance of +/-4% of the aggregate Maximum Daily Delivery Quantity (as defined in the Gas Transportation Agreements) of the Facilities (the "Tolerance Band"). If on any day the Cumulative Operational Imbalance is outside of the Tolerance Band, then the quantity outside of the Tolerance Band shall be cashed-out as set forth below. The quantity within the Tolerance Band (the "Unresolved Daily Operational Imbalance") will be added to (or subtracted from) the Daily Operational Imbalance on the following day to determine the Cumulative Operational Imbalance.

Underburns will be purchased by KeySpan from LIPA using, as an index price, the Transco Zone 6 NY Midpoint price as published in Gas Daily (the "Midpoint Price"), in the manner set forth below. If the Midpoint Price ceases to be published, the parties will agree upon an alternative published daily index.

Underburns >4%<10% will be purchased by KeySpan at 95% of the Midpoint Price
              -

Underburns >10%<20% will be purchased by KeySpan at 85% of the Midpoint Price
               -

Underburns >20% will be purchased by KeySpan at 75% of the Midpoint Price

Overburns will be purchased by LIPA using, as an index price, the Midpoint Price, in the manner set forth below. If the Midpoint Price ceases to be published, the parties will agree upon an alternative published daily index.

Overburns >4%<10% will be purchased by LIPA at 105% of the Midpoint Price
             -

Overburns >10%<20% will be purchased by LIPA at 115% of the Midpoint Price
              -

Overburns >20% at 125% will be purchased by LIPA of the Midpoint Price


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


Monthly Cashouts - At the end of each month, any remaining Cumulative Operational Imbalance will be cashed out at the Midpoint Price for the last day of such month.

Upon request by LIPA, KeySpan shall provide written notice of the then current Cumulative Operational Imbalance. All amounts due for daily underburns, daily overburns and end-of-month cash-outs shall be netted against all other amounts due under the related Gas Transportation Agreements and payment of the net amount shall be made in accordance with those agreements.









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


                                  Attachment B
                          Example of a Monthly Cash-Out

The attached spreadsheet illustrates implementation of the proposed cash-out structure over the course of a 30 day period. The following assumptions were used:

  Maximum Daily Delivery Quantity = 100,000 dt/day
  Midpoint Price =$10.00 per dth each day
  LIPA, or its agent, delivers 101,000 each day to KeySpan ("Gross Receipt") Lost and Unaccounted for Fuel is 1 % resulting in "Net Receipt" of 100,000 dth each day

On Day 1, LIPA consumes 99,000 dth resulting in a Daily Operational Imbalance of -1,000 dth (Under-Burn). Because this is within the 4% tolerance band, there in no cash-out.

On Day 5, LIPA consumes 101,000 dth (Over-Burn) resulting in a Daily Operational Imbalance of 1,000 dth. As a result, the Cumulative Operational Imbalance returns to zero.

On Day 8, LIPA consumes 105,000 dth. The Daily Operational Imbalance is 5,000 dth as is the Cumulative Operational Imbalance. Because this is greater than 4% there is a cash-out consequence. The amount in excess of 4% (1,000 dth) is cashed out at 105% of the Midpoint Price resulting in a payment by LIPA to KeySpan of $10,500 ($10.50 per dth). Following cash-out of the 1,000 dth, the Cumulative Operational Imbalance is 4,000 dth.

On Day 12, LIPA's consumes only 96,000 dth thereby reducing the Cumulative Operational Imbalance to zero. No cash-out.

On Day 15, LIPA consumes 124,000 dth, resulting in a Daily and Cumulative Operational Imbalance of 24,000 dth. This results in cash-out of 20,000 dth (the amount in excess of 4,000 dth). Of that amount, 6,000 dth is cashed out at 105% of the Midpoint Price (4% - 10% bracket); 10,000 dth is cashed out at 115% of the Midpoint Price (10% - 20% bracket); and the remaining 4,000 dth is cashed out at 125% of the Midpoint Price (>20% bracket). This results in a payment by LIPA to KeySpan of $228,000 ($11.40 per dth).

On Day 18, LIPA consumes only 94,000 dth. The Daily Operational Imbalance is -6,000 dth. This decreases the prior Day's Cumulative Operational Imbalance from 4,000 dth to -2,000 dth. No cash-out.

On Day 19, LIPA consumes only 96,000 dth bringing the Cumulative Operational Imbalance to -6,000 dth resulting in cash-out of 2,000 at 95% of the Midpoint Price. This results in a payment by KeySpan to LIPA of $19,500 ($9.50 per dth).


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


On Day 21, LIPA consumes only 95,000 dth resulting in a Cumulative Operational Imbalance of -9,000 dth. This results in cash-out of 5,000 dth (4,000 dth at 95% of the Midpoint Price and the remaining 1,000 dth at 85% of the Midpoint Price) and a payment by KeySpan to LIPA of $46,500 ($9.30 per dth).

Finally, at the end of the month, the Cumulative Operational Imbalance is 3,000 dth. This is cashed out at 100% of the Midpoint price ($10 per dth) resulting in payment of $30,000 to KeySpan.











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                                "Graphic Omitted"





















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